                                                                    EXHIBIT 4.6



         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, RESOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER HEREOF MAY NOT ENGAGE IN HEDGING TRANSACTIONS IN THIS SECURITY UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE SECURITIES ACT.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, RESELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THE LATER OF (X) TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CAREMARK RX, INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION

AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. ANY TRANSFER OF THIS SECURITY IS REQUIRED TO BE MADE IN COMPLIANCE WITH THE APPLICABLE STATE SECURITIES LAWS AND APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS.

         EACH PURCHASER OR HOLDER OF THE SECURITY EVIDENCED HEREBY WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO PART 4 OF SUBTITLE B OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA") OR A PLAN DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE THE ASSETS OF ANY SUCH ERISA PLAN OR OTHER PLAN OR (B) ITS ACQUISITION, HOLDING AND DISPOSITION OF THE SECURITY EVIDENCED HEREBY WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BY REASON OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 91-38, PTCE 84-14, PTCE 90-1, PTCE 95-60 OR PTCE 96-23.

         THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

CERTIFICATE NUMBER: REG S P-1                 NUMBER OF PREFERRED SECURITIES: 0
CUSIP NO.  U 14164 10 4
ISIN NO. USU 141 641 048
COMMON CODE: 010254752


                  Certificate Evidencing Preferred Securities

                                       of


                          CAREMARK RX CAPITAL TRUST I

            7.0% Shared Preference Redeemable Preferred Securities,
                (Liquidation Amount $50 per Preferred Security)

                  Caremark Rx Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of 0 preferred securities of the Trust representing an undivided beneficial ownership interest in the assets of the Trust and designated the Caremark Rx Capital Trust I Shared Preference Redeemable Securities (SPuRS SM) (Liquidation Amount $50 per Preferred Security unit redeemable) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to, the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of September 29, 1999, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth herein. The Holder is entitled to the benefits of (i) the Guarantee Agreement entered into by Caremark Rx, Inc., a Delaware corporation ("Caremark"), and Wilmington Trust Company, a Delaware corporation ("Preferred Guaranty Trustee"), as guarantee trustee, dated as of September 29, 1999 (the "Guarantee") and (ii) the Registration Rights Agreement dated as of September 29, 1999 among the Trust, Caremark and Warburg Dillon Read LLC (the "Registration Rights Agreement"), in each case to the extent provided therein. The Trust will furnish a copy of the Trust Agreement, the Guarantee and the Registration Rights Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder and by acceptance hereof agrees to the provisions of (i) the Guarantee, (ii) the Indenture entered into by Caremark and Wilmington Trust Company, as trustee, dated as of September 29, 1999 and (iii) the Registration Rights Agreement.

                  This Certificate shall be construed in accordance with and governed by the laws of the State of Delaware (without regard to conflict of laws principles).

                  IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate.


Dated:  September 29, 1999

                                   CAREMARK RX CAPITAL TRUST I



                                   By: /s/ James H. Dickerson, Jr.
                                       ----------------------------------------
                                       Name:  James H. Dickerson, Jr.
                                       Title: Administrative Trustee


                  This is one of the Securities referred to in the within mentioned Trust Agreement.


Date of Authentication:


September 29, 1999

                                   WILMINGTON TRUST COMPANY,
                                   as Property Trustee



                                   By: /s/ Mary C. St. Amand
                                       ----------------------------------------
                                       Name:  Mary C. St. Amand
                                       Title: Assistant Vice President

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Security to:



---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

(Insert assignee's social security or tax identification number)


---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

(Insert address and zip code of assignee)

and irrevocably appoints

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     -------------------------------

Signature:
          -----------------------------------------
(Sign exactly as your name appears on the other side of this Trust Security certificate)



Signature Guarantee*:
                     ------------------------------


------------------

*(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended)

                               CONVERSION REQUEST

To: Wilmington Trust Company, as Conversion Agent under the Trust Agreement of Caremark Rx Capital Trust I

                  The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of CAREMARK RX, INC. (the "Common Stock") in accordance with the terms of the Trust Agreement. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Trust Agreement) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Trust Agreement) held by the Trust at the Conversion Price specified in the Trust Agreement, and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock at the Conversion Price specified in the Trust Agreement.

                  The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  If the undersigned is a BHCA Person (as that term is defined in the Trust Agreement, the undersigned certifies that it is in compliance with
Section 4.3(a) of the Trust Agreement.

Date:
     -------------------------

Number of Preferred Securities to be converted:
                                               -----------------

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.


--------------------------------------------

--------------------------------------------

--------------------------------------------

(Sign exactly as your name appears on the other side of this Trust Security certificate) (for conversion of definitive Preferred Securities only)

Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

--------------------------------------------

--------------------------------------------

--------------------------------------------

Signature Guarantee:*
                     -----------------------


-------------------

*(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended)

                      CERTIFICATE FOR EXCHANGE OR TRANSFER

Re: 7.0% Shared Preference Redeemable Securities ("SPuRS" or "Preferred Securities)

         This Certificate relates to _________ Preferred Securities held by _________ (the "Transferor").

         The Transferor has requested the Trustee by written order to exchange or register the transfer of a Preferred Security or Preferred Securities.

         In connection with such request and in respect of each such security, the Transferor does hereby certify to the Depositor and the Trustee that Transferor is familiar with the Trust Agreement relating to the above captioned Preferred Securities and, as provided in Section 5.4 and Section 5.5 of such Trust Agreement, the transfer of this Preferred Security does not require registration under the Securities Act (as defined below) because:

         [ ]   Such Preferred Security is being acquired for the Transferor's own account, without transfer.

         [ ]   Such Preferred Security is being transferred pursuant to an effective registration statement under the Securities Act.

         [ ]   Such Preferred Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A.

         [ ]   Such Preferred Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act pursuant to Regulation S, Rule 144 or otherwise (other than pursuant to Rule 144A) under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.

         If this certificate is being delivered in connection with a transfer or exchange of Preferred Securities held by a BHCA Person (as that term is defined in the Trust Agreement), such BHCA Person certifies that this transfer or exchange complies with Section 4.3(a) of the Trust Agreement.

         You are entitled to rely upon this certificate and you are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.



                                        ----------------------------
                                        [INSERT NAME OF TRANSFEROR]


                                        By:
                                           -------------------------



Date:
     -------------------------------

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you wish to have Preferred Securities represented by this certificate purchased by the Depositor pursuant to Article X of the Trust Agreement, check the Box: [ ]

         If you wish to have a portion of the Preferred Securities represented by this certificate purchased by the Depositor pursuant to Article X of the Trust Agreement, state the number of Preferred Securities you wish to have purchased: ___________________________


      Date:                        Your Signature(s):
           ---------------------                      -------------------------

                            Tax Identification No.:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee*:
                     --------------------------------------

---------------------

*(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended)